=============================

                                  ANNUAL REPORT
                                OCTOBER 31, 2001

                          =============================




                          =============================



                                    CAPSTONE
                                     GROWTH
                                   FUND, INC.



                          ============================





                          =============================

                               [LOGO] A Member of
                               THE CAPSTONE GROUP
                                 of Mutual Funds

                          =============================

                                   BLANK PAGE

                                                      CAPSTONE GROWTH FUND, INC.

Dear Shareholder:

We are pleased to present the annual report for Capstone Growth Fund, Inc. for the period ended October 31, 2001.

ECONOMIC OVERVIEW

Words adequate to describe world events during this period are difficult to find. In years to come, those of us who witnessed September 11th will be able to describe in chilling detail our own indelible experiences and feelings as that awful day unfolded. How financial markets reacted may well be recalled as much by the closure of the New York Stock Exchange for four consecutive days, as by the volatility which followed upon its reopening.

Periods of uncertainty and volatility are often when investors make their most costly decisions. If recent events prove influential in defining the market's low, investors getting out of stocks may have not only sold near the bottom, but may also miss some or all of the market's expected recovery. We believe the best strategy you can employ is to act rationally and sensibly and to remain focused on your initial plan. Your financial strategy should not be reactionary but rather based on a well-thought out, comprehensive plan that encompasses thoughtful analysis and well-sourced facts. Avoiding emotional decisions is of utmost importance to investment success. We wish to provide you with a level of comfort that we will remain committed to our disciplined management of the assets you have placed in our trust.

We prepared the following comments in an effort to bring you up-to-date regarding both the equity and the fixed income market:

EQUITY MARKET OVERVIEW

The events of September 11th served to multiply the uncertainty already being felt by investors during the equity market volatility of the previous months. By Monday, September 10th, the S&P 500 had fallen by 27.65% from its all time high in late March, 2000. This figure seems almost modest in contrast to the drop of 65.88% experienced by the NASDAQ Index, or of the drop of 48.91% experienced by the Russell 1000 Growth Index over the same period. After the market reopening, at its worst point, the S&P 500 Index had fallen by over 26% year-to-date. The S&P's move below the 1000 mark took it to levels not seen since 1998. By the end of September, the S&P had recovered some of the losses. For the third quarter, the S&P 500 Index ended down 14.67%. Year-to-date that index is down 20.38%. To put this into perspective, if the year were to end at this return, it would be the fifth worst year in the past 75 years! The third quarter ranks 15th in terms of most negative return among the 93 quarters with a negative return over 75 years.

                                                      CAPSTONE GROWTH FUND, INC.

With the exception of health care, there was no S&P economic sector that enjoyed positive returns during the third quarter. No sector showed positive returns year-to-date either.

SECTOR PERFORMANCE 3RD QUARTER 2001         ECONOMIC SECTOR PERFORMANCE YTD
                                            THROUGH 9/30/2001

Health Care                 2.7%            Communication Services      -3.6%
Communication Services     -0.1%            Basic Materials            -10.0%
Consumer Staples          -10.2%            Consumer Cyclicals         -10.2%
Energy                    -11.9%            Consumer Staples           -13.6%
Basic Materials           -12.1%            Health Care                -14.2%
Financial Index           -13.5%            Energy                     -15.6%
Consumer Cyclicals        -15.9%            Financial Index            -16.3%
Utilities                 -18.6%            Transportation             -17.9%
Transportation            -19.7%            Capital Goods              -23.9%
Capital Goods             -21.1%            Utilities                  -29.6%
Technology                -32.6%            Technology                 -43.2%

Source: Standard & Poors                    Source: Standard & Poors

The "bright" side to the drop in equity prices is that valuations have improved considerably. A comparison of the earnings yield on equities to the yield on 10-year bonds indicates that equity valuations are as relatively low as they were in 1982. The opportunities presented in the environment lie in those areas that have been crushed in the downturn. The technology and capital goods areas both contain quality companies trading at valuations not seen in years.

The fact that equities are relatively inexpensive provides, in itself, no reason to believe that they will not remain so. What provides cause for optimism is the aggressive easing of monetary policy seen throughout this year and the additional fiscal stimulus that is coming in the form of additional tax cuts, government defense spending, and added spending to assist those most severely affected by the events of September 11. While these initiatives will lead to the federal surplus being lower or even in deficit, the convergence of economic and political events makes this precisely the time at which such policies make perfect economic sense.

                                                      CAPSTONE GROWTH FUND, INC.

FIXED INCOME MARKET OVERVIEW

The events of September 11th led to dramatic shifts within the fixed income markets as well. The table below shows the change in U.S. Treasury yields from the market close on September 10th versus the closing levels on October 3rd. Yields on two-year Treasuries dropped .75% following the attack while yields on thirty-year Treasuries dropped just .14%.

                                   YIELD    YIELD
                       MATURITY   9/10/01  10/3/01  CHANGE

                        3 Month    3.26%    2.21%   -1.05%
                        6 Month    3.20     2.24     -.96
                        2 Year     3.50     2.75     -.75
                        5 Year     4.32     3.73     -.59
                       10 Year     4.83     4.48     -.35
                       30 Year     5.44     5.30     -.14

                       Source: Bloomberg

The shift in the curve resulted in a 61 basis point "steepening" of the yield curve between 2 year and 30 year bonds. Yields on the short-end of the curve moved lower as the market was overwhelmed with the "flight to safety" trade. The short-end also responded to the actions of the world's central bankers. The U.S. Federal Reserve announced an emergency 50 basis point cut in the Fed Funds rate just prior to the reopening of the stock market on September 17th. The Fed followed up with another 50 basis point cut at their October 2nd meeting. Other central banks cut rates as well to pump liquidity into the financial system.

The response at the long-end of the Treasury yield curve was more volatile. In the first few days following the attack, yields on the long-bond were actually higher than the pre-attack levels on fears that insurance companies would be big sellers of long-term bonds to pay claims. The greater source of pressure on the long-end of the market is the fear that future budget surpluses will be jeopardized by the immediate economic aid that will be needed for families, cities, and business plus the federal spending to fight what could be a lengthy battle against terrorism. Prior to September 11th, corporate bonds were on track for a year of excellent relative performance versus Treasuries. The attack caused corporate bond spreads to widen. Spreads in the airline, insurance, and travel sectors were hit very hard. The table below compares the year-to-date returns for the Lehman Corporate indices versus the Lehman Treasuries indices. For the year-to-date period ending 8/31/01, intermediate corporate bonds had outperformed intermediate Treasuries by 2.70%. With the dramatic widening of spreads in the aftermath of the attack, nearly 2/3 of the YTD performance advantage was erased as the performance differential in the intermediate sector shrunk to just 1.00%. The shift among the long-term indices was even more pronounced.

                                                      CAPSTONE GROWTH FUND, INC.


         YTD TOTAL RETURN              YTD TOTAL RETURN
           LEHMAN INDEX                THROUGH 8/31/01       THROUGH 9/30/01

         Inter. Corporate                   8.79%                9.29%
         Inter. Treasury                    6.09%                8.29%
                                            ----                -----
                  Difference                2.70%                1.00%

         Long Corporate                    12.37%               9.39%
         Long Treasury                      5.50%               6.29%
                                           -----                -----
                  Difference                6.87%               3.10%

         Source:  Lehman Brothers

We have been forever changed as a result of the attacks on our nation. We want to reassure you that the assets you have entrusted to us continue to be managed carefully. We also want to let you know that with regard to the procedural aspects of our business, our offices are not located in the areas directly affected by the terrorist attacks -- our trading and other business activities are safe, secure and operating. Our deepest sympathies and prayers are extended to the many individuals who are suffering from this terrible tragedy.

If there is anything we can do to increase your comfort level regarding your Capstone Growth Fund account, the financial markets or our investment process, please contact us at (800) 262-6631. We thank you for your continued support.


Sincerely,

/s/  Edward L. Jaroski                          /s/  Dan E. Watson
-----------------------------------             --------------------------------
Edward L. Jaroski                               Dan E. Watson
President and Chairman of the Board             Executive Vice President

                                                      CAPSTONE GROWTH FUND, INC.


       COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN CAPSTONE
          GROWTH FUND, INC.** AND THE LIPPER EQUITY GROWTH FUND INDEX*



                               [GRAPHIC OMITTED]



                                                   Lipper
                                    Growth      Equity Growth
                    Date             Fund        Fund Index
-----------------------------------------------------------------------------

                  10/31/91          $10,000        $10,000
                  10/31/92          $10,583        $10,780
                  10/31/93          $11,329        $12,827
                  10/31/94          $11,253        $13,089
                  10/31/95          $13,170        $16,227
                  10/31/96          $15,708        $18,985
                  10/31/97          $19,936        $24,371
                  10/31/98          $23,027        $27,754
                  10/31/99          $29,420        $35,892
                  10/31/00          $31,011        $40,200
                  10/31/01          $23,030        $27,197

                                           Average Annual Total Return
                                                 as of 10/31/01
--------------------------------------------------------------------------------
                                        1 Year         5 Year        10 Year
                                        ------         ------        -------
Growth Fund                             (23.75)%        7.95%          8.70%
Lipper Equity Growth Fund Index         (40.04)%        6.98%         10.30%


* The Lipper Equity Growth Fund Index is an unmanaged index of companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. Performance figures include the change in value of the stocks in the index and reinvestment of dividends.

** The Fund's performance assumes the reinvestment of all income dividends and capital gains distributions.

                                                      CAPSTONE GROWTH FUND, INC.

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2001
================================================================================


                                                          SHARES         VALUE
                                                          ------         -----

COMMON STOCK (99.45%)
ADVERTISING (0.94%)
Omnicom Group ..................................           5,660      $  434,575
TMP Worldwide, Inc.* ...........................           4,060         121,191
                                                                      ----------
                                                                         555,766
                                                                      ----------
AEROSPACE & DEFENSE (2.35%)
Boeing Co. .....................................          12,730         414,998
General Dynamics Corp. .........................           1,490         121,584
Northrop Grumman Corp. .........................           3,010         300,850
United Technologies Corp. ......................          10,120         545,367
                                                                      ----------
                                                                       1,382,799
                                                                      ----------

AGRICULTURE (2.05%)
Philip Morris Companies, Inc. ..................          25,750       1,205,100
                                                                      ----------
APPLIANCES (0.20%)
Whirlpool Corp. ................................           2,000         118,040
                                                                      ----------
BANKS (7.53%)
Bank of America Corp. ..........................          17,000       1,002,830
BB&T Corp. .....................................          23,000         738,300
The Bear Stearns Companies, Inc. ...............           2,660         143,640
J.P. Morgan Chase & Co. ........................          28,080         992,909
Merrill Lynch & Co., Inc. ......................          11,820         516,652
State Street Corp. .............................           8,980         408,949
Wells Fargo & Co. ..............................          15,900         628,050
                                                                      ----------
                                                                       4,431,330
                                                                      ----------
COMPUTER HARDWARE (4.67%)
Electronic Data Systems Corp. ..................           5,710         367,553
International Business Machines Corp. ..........          16,980       1,835,029
Lexmark International, Inc.* ...................           6,540         292,665
NCR Corp.* .....................................           7,080         250,986
                                                                      ----------
                                                                       2,746,233
                                                                      ----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                      CAPSTONE GROWTH FUND, INC.

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2001
================================================================================

                                                          SHARES         VALUE
                                                          ------         -----
COMPUTER SERVICES & SOFTWARE (6.09%)
Autodesk, Inc. ...............................            3,040       $  100,989
Automatic Data Processing ....................            8,080          417,413
First Data Corp. .............................           11,160          754,081
Microsoft Corp.* .............................           36,640        2,130,616
Peoplesoft, Inc.* ............................            5,960          177,429
                                                                      ----------
                                                                       3,580,528
                                                                      ----------
CONTAINERS (1.46%)
Pactiv Corp.* ................................           53,000          858,600
                                                                      ----------
COSMETICS & TOILETRIES (1.92%)
Colgate-Palmolive Co. ........................            8,230          473,390
Kimberly-Clark Corp. .........................           11,820          656,128
                                                                      ----------
                                                                       1,129,518
                                                                      ----------
ENTERTAINMENT & LEISURE (0.66%)
Carnival Corp. ...............................            8,450          184,041
Sabre Holdings Corp.* ........................            7,780          204,614
                                                                      ----------
                                                                         388,655
                                                                      ----------
FINANCIAL SERVICES (7.30%)
American Express Co. .........................           13,470          396,422
Citigroup, Inc. ..............................           40,242        1,831,816
Fannie Mae ...................................            6,020          487,379
Freddie Mac ..................................            7,670          520,179
Lehman Brothers Holdings, Inc. ...............            6,170          385,378
Morgan Stanley Dean Witter & Co. .............           13,210          646,233
Providian Financial Corp. ....................            7,940           30,887
                                                                      ----------
                                                                       4,298,294
                                                                      ----------
FOOD & BEVERAGES (3.39%)
Anheuser-Busch Companies, Inc. ...............           13,780          574,075
Coca-Cola Co. ................................           16,090          770,389
General Mills, Inc. ..........................           14,140          649,309
                                                                      ----------
                                                                       1,993,773
                                                                      ----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                      CAPSTONE GROWTH FUND, INC.

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2001
================================================================================

                                                          SHARES         VALUE
                                                          ------         -----
HEALTHCARE (0.54%)
UnitedHealth Group, Inc. ...................             4,820        $  316,915
                                                                      ----------
INSTRUMENTS (1.06%)
Johnson Controls, Inc. .....................             5,440           393,421
Millipore Corp. ............................             4,430           231,689
                                                                      ----------
                                                                         625,110
                                                                      ----------
INSURANCE (4.92%)
American International Group ...............            18,736         1,472,650
Jefferson-Pilot Corp. ......................            12,435           514,187
Loews Corp. ................................             8,400           426,720
Marsh & McLennan Cos .......................             4,160           402,480
Progressive Corp. ..........................               570            79,065
                                                                      ----------
                                                                       2,895,102
                                                                      ----------
MEDIA (2.89%)
Comcast Corp. Cl A* ........................             1,010            36,198
Gannett Co, Inc. ...........................             9,940           628,208
McGraw-Hill Companies, Inc. ................            10,950           575,751
Viacom, Inc.* ..............................            12,630           461,121
                                                                      ----------
                                                                       1,701,278
                                                                      ----------
MEDICAL PRODUCTS (3.13%)
Johnson & Johnson ..........................            24,600         1,424,586
Medtronic, Inc. ............................            10,300           415,090
                                                                      ----------
                                                                       1,839,676
                                                                      ----------
MINING (0.77%)
Alcoa, Inc. ................................            14,080           454,361
                                                                      ----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                      CAPSTONE GROWTH FUND, INC.

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2001
================================================================================

                                                          SHARES         VALUE
                                                          ------         -----
MISCELLANEOUS MANUFACTURING (9.71%)
Danaher Corp. ................................            5,850       $  326,079
Eaton Corp. ..................................            5,190          339,634
General Electric Co. .........................           67,590        2,460,952
Honeywell International, Inc. ................           13,307          393,222
Illinois Tool Works ..........................            7,860          449,592
Minnesota Mining & Manufacturing Co. .........            6,210          648,200
Textron, Inc. ................................            6,680          211,422
Tyco International, Ltd. .....................           18,040          886,486
                                                                      ----------
                                                                       5,715,587
                                                                      ----------
OFFICE EQUIPMENT (0.28%)
Pitney Bowes, Inc. ...........................            4,450          163,137
                                                                      ----------
OIL & GAS (8.65%)
Amerada Hess Corp. ...........................            7,230          424,762
Anardako Petroleum Corp. .....................            4,360          248,738
Chevron Corp. ................................            9,780          866,019
Exxon Mobil Corp. ............................           52,030        2,052,584
Kerr-McGee Corp. .............................           10,580          609,408
Royal Dutch Petroleum Co. ....................            8,820          445,498
Schlumberger, Ltd. ...........................            9,190          444,980
                                                                      ----------
                                                                       5,091,989
                                                                      ----------
PHARMACEUTICALS (11.62%)
Abbott Laboratories ..........................           13,390          709,402
Amgen, Inc.* .................................            3,320          188,642
Bristol-Myers Squibb Co. .....................           16,390          876,046
Eli Lilly & Co. ..............................            9,090          695,385
Merck & Co., Inc. ............................           17,330        1,105,827
Perkin-Elmer Corp. ...........................            5,670          152,580
Pfizer, Inc. .................................           50,707        2,124,623
Pharmacia Corp. ..............................            9,230          374,000
Schering-Plough Corp. ........................           16,430          610,867
                                                                      ----------
                                                                       6,837,372
                                                                      ----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                      CAPSTONE GROWTH FUND, INC.

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2001
================================================================================

                                                            SHARES       VALUE
                                                            ------       -----

RETAIL (7.83%)
Best Buy Co.* ....................................          4,580     $  251,442
CVS Corp. ........................................          5,290        126,431
Home Depot, Inc. .................................         12,260        468,700
Kohls Corp.* .....................................          8,050        447,661
Lowe's Cos .......................................         13,020        443,982
May Department Stores Co. ........................          9,830        309,153
McDonald's Corp. .................................         23,170        604,042
Target Corp. .....................................         11,480        357,602
Wal-Mart Stores, Inc. ............................         31,080      1,597,512
                                                                      ----------
                                                                       4,606,525
                                                                      ----------
SEMICONDUCTOR EQUIPMENT (4.31%)
Intel Corp. ......................................         47,720      1,165,322
Kla-Tencor Corp.* ................................         13,170        538,126
Linear Technology Corp. ..........................         13,270        514,876
Novellus Systems, Inc.* ..........................          9,670        319,400
                                                                      ----------
                                                                       2,537,724
                                                                      ----------
TELECOMMUNICATIONS (5.18%)
Alltel Corp. .....................................         11,210        640,539
SBC Communications, Inc. .........................         28,210      1,075,084
Scientific-Atlanta, Inc. .........................          6,850        142,959
Sprint Corp.* ....................................          8,350        186,205
Verizon Communications, Inc. .....................         20,120      1,002,177
                                                                      ----------
                                                                       3,046,964
                                                                      ----------
    TOTAL COMMON STOCK (COST $54,178,663) ........                    58,520,376
                                                                      ----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                      CAPSTONE GROWTH FUND, INC.

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2001
================================================================================

                                                            SHARES       VALUE
                                                            ------       -----
MISCELLANEOUS ASSETS (0.30%)
Aim Prime Portfolio Money Market, Institutional Class       17,161   $    17,161
S&P 500 Depositary Receipt Trust .....................       1,500       158,820
                                                                     -----------
     TOTAL MISCELLANEOUS ASSETS (COST $199,306) ......                   175,981
                                                                     -----------

                                                          PRINCIPAL
                                                          ---------

REPURCHASE AGREEMENT (0.06%)
Fifth Third Bank, 1.96%, dated 10/31/01, due 11/01/01,
repurchase price $33,852 (collateralized by FGCI Pool
#E48339, 6.00%, due 06/01/03, market value $34,866)
(Cost $33,850) .......................................      33,850        33,850
                                                                     -----------

     TOTAL INVESTMENTS (COST $54,411,819) (99.81%) ...                58,730,207
     OTHER ASSETS AND LIABILITIES, NET (0.19%) ........                  110,362
                                                                     -----------
     TOTAL NET ASSETS (100%) .........................               $58,840,569
                                                                     ===========



* Non-income producing investment.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                      CAPSTONE GROWTH FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - OCTOBER 31, 2001
================================================================================


ASSETS:
         Investments, at market (identified cost $54,411,819) ..   $ 58,730,207
         Receivables:
            Dividends and interest .............................         49,538
            Investments sold ...................................        159,040
            Fund shares sold ...................................            206
         Prepaid expenses ......................................          9,489
                                                                   ------------
               Total assets ....................................     58,948,480
                                                                   ------------

LIABILITIES:
         Payables:
            Fund shares purchased ..............................          3,610
            Accrued distribution fees ..........................         12,682
            Due to advisor .....................................         36,807
            Accrued expenses ...................................         54,812
                                                                   ------------
               Total liabilities ...............................        107,911
                                                                   ------------
NET ASSETS .....................................................   $ 58,840,569
                                                                   ============

NET ASSETS CONSIST OF:
         Paid-in capital .......................................     57,287,648
         Accumulated realized loss on investments ..............     (2,824,949)
         Undistributed net investment gain .....................         59,482
         Net unrealized gain on investments ....................      4,318,388
                                                                   ------------

Net Assets (200,000,000 of $.001 par value shares authorized,
  4,870,550 shares outstanding) ................................   $ 58,840,569
                                                                   ============


Net Asset Value, offering and redemption price per share .......   $      12.08
                                                                   ============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                      CAPSTONE GROWTH FUND, INC.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2001
================================================================================

INVESTMENT INCOME:
         Interest ..............................................   $     23,861
         Dividends .............................................        929,230
                                                                   ------------
         Total investment income ...............................        953,091
                                                                   ------------
EXPENSES:
         Investment advisory fees (Note 4) .....................        497,352
         Accounting fee (Note 4) ...............................         14,666
         Custodian fees ........................................         10,962
         Transfer agency fees ..................................         84,359
         Distribution fees (Note 4) ............................        175,980
         Trustee expense (Note 4) ..............................         14,680
         Audit fees ............................................         25,999
         Legal fees ............................................         19,374
         Registration fees .....................................          8,614
         Reports to shareholders ...............................          1,722
         Miscellaneous expense .................................         39,901
                                                                   ------------
         Total expenses ........................................        893,609
                                                                   ------------

         Net investment gain ...................................         59,482
                                                                   ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
         Net realized loss on investments ......................     (2,824,949)
         Net change in unrealized depreciation on investments ..    (18,336,382)
                                                                   ------------
                                                                    (21,161,331)
                                                                   -------------

Net decrease in net assets resulting from operations ...........   $(21,101,849)
                                                                   ============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                      CAPSTONE GROWTH FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                                           FOR THE YEAR        FOR THE YEAR
                                                                                              ENDED                ENDED
                                                                                         OCTOBER 31, 2001     OCTOBER 31, 2000
                                                                                         ----------------     ----------------
OPERATIONS:
         Net investment income (loss) ..................................................   $     59,482          $    (58,105)
         Net realized gain (loss) on investments .......................................     (2,824,949)            7,908,196
         Net change in unrealized depreciation on investments ..........................    (18,336,382)           (3,227,989)
                                                                                           ------------          ------------
         Net increase (decrease) in net assets resulting from operations ...............    (21,101,849)            4,622,102
                                                                                           ------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
         Net investment income .........................................................            --                (95,795)
         Net realized gain on investments ..............................................     (7,908,196)           (5,958,890)
                                                                                           ------------          ------------
         Net decrease in net assets resulting from distributions .......................     (7,908,196)           (6,054,685)
                                                                                           ------------          ------------
CAPITAL SHARE TRANSACTIONS:
         Increase (decrease) in net assets from Fund share transactions ................      3,291,066              (242,209)
                                                                                           ------------          ------------
         Decrease in net assets ........................................................    (25,718,979)           (1,674,792)

NET ASSETS:
         Beginning of period ...........................................................     84,559,548            86,234,340
                                                                                           ------------          ------------
         End of period (including undistributed net investment
         income of $59,482 and $95,795, respectively) ..................................   $ 58,840,569          $ 84,559,548
                                                                                           ============          ============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                      CAPSTONE GROWTH FUND, INC.

FINANCIAL HIGHLIGHTS
================================================================================

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each year indicated.


                                                                                YEARS ENDED OCTOBER 31,
                                                      -------------------------------------------------------------------------
                                                           2001          2000           1999           1998            1997
                                                      -------------  -------------  -------------  -------------  -------------
NET ASSET VALUE, BEGINNING OF PERIOD ..............   $       18.11  $       18.46  $       15.18  $       16.76  $       15.56
                                                      -------------  -------------  -------------  -------------  -------------

INVESTMENT OPERATIONS:
         Net investment income (loss) .............            0.01          (0.01)          0.02           0.12           0.16
         Net realized and unrealized gain (loss)
         on investments ...........................           (4.34)          0.97           4.04           2.11           3.55
                                                      -------------  -------------  -------------  -------------  -------------
         Total from investment operations .........           (4.33)          0.96           4.06           2.23           3.71
                                                      -------------  -------------  -------------  -------------  -------------
DISTRIBUTIONS FROM:
         Net investment income ....................              --          (0.02)         (0.12)         (0.16)         (0.22)
         Net realized gains .......................           (1.70)         (1.29)         (0.66)         (3.65)         (2.29)
                                                      -------------  -------------  -------------  -------------  -------------
         Total distributions ......................           (1.70)         (1.31)         (0.78)         (3.81)         (2.51)
                                                      -------------  -------------  -------------  -------------  -------------
NET ASSET VALUE, END OF PERIOD ....................   $       12.08  $       18.11  $       18.46  $       15.18  $       16.76
                                                      =============  =============  =============  =============  =============


TOTAL RETURN ......................................          (25.73)%         5.40%         27.77%         15.51%         26.91%
RATIOS/SUPPLEMENTAL DATA
         Net assets, end of period (in 000's) .....   $      58,841     $   84,560     $   86,234     $   71,539     $   69,609
         Ratio of expenses to average net assets ..            1.27%          1.18%          1.18%          1.27%          1.25%
         Ratio of net investment income (loss)
             to average net assets ................            0.08%         (0.07)%         0.11%          0.81%          0.99%
         Portfolio turnover rate ..................              58%            55%            70%            93%           229%



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                      CAPSTONE GROWTH FUND, INC.

================================================================================
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2001
================================================================================

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

         Capstone Growth Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 (the "Act"), as a diversified open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation by primarily investing in common stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A) VALUATION OF SECURITIES - The Fund's investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price. Other securities are quoted at the mean between the most recent bid and asked prices. Short-term obligations are valued at amortized cost.

B) FEDERAL INCOME TAXES - No provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve it from all, or substantially all, such taxes.

         Income and capital gains of the Funds are determined in accordance with both tax regulations and accounting principles generally accepted in the United States of America. Such may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. Temporary differences that result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as return of capital.

C) FUTURES CONTRACTS - Initial margin deposits required upon entering into futures contracts are made by depositing cash, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

                                                      CAPSTONE GROWTH FUND, INC.

================================================================================
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2001 - continued
================================================================================

         The Fund may purchase or sell stock index futures contracts only as a hedge against changes in the value of securities held in the Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of the risks inherent in the ongoing management of the Fund. Futures contracts involve credit and market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures contracts reflect the extent of the Fund's exposure to off-balance sheet risk. The Fund's credit risk is minimized by entering only into futures contracts that are traded on national futures exchanges and for which there appears to be a liquid secondary market. The Fund assumes the market risk which arises from any changes in securities values.

D) USE OF ESTIMATES - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

E) REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, it is the Funds' policy that their custodian bank take possession of the underlying collateral securities, the fair value of which must be equal to the principal amount of the repurchase agreement including accrued interest throughout the term of the repurchase agreement. If the seller defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

F) OTHER - The Fund distributes its net investment income and net realized gains annually. Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.

                                                      CAPSTONE GROWTH FUND, INC.

================================================================================
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2001 - continued
================================================================================

NOTE 2 - INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

         The Fund retains Capstone Asset Management Company ("CAMCO") as its Investment Adviser. Under the Investment Advisory Agreement (the "Agreement"), the Adviser is paid a monthly fee based on the average net assets at the annual rate of .75% on the first $50 million and .60% on the next $150 million.

         Capstone Asset Planning Company ("CAPCO") serves as Distributor of the Fund's shares. CAPCO is an affiliate of the Adviser, and both are wholly-owned subsidiaries of Capstone Financial Services, Inc. ("CFS").

         The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby Fund assets are used to reimburse CAPCO for costs and expenses incurred with the distribution and marketing of shares of the Fund and servicing of Fund shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, advertising literature, and costs of personnel involved with the promotion and distribution of the Fund's shares. Under the Plan, the Fund pays CAPCO an amount computed at an annual rate of up to 0.25% of the Fund's average net assets (including reinvested dividends paid with respect to those assets). Of this amount, CAPCO may reallocate to securities dealers (which may include CAPCO itself) and other financial institutions and organizations (collectively, "Service Organizations") amounts based on the Fund's average net assets owned by stockholders for whom the Service Organizations have a servicing relationship. The Plan permits CAPCO to carry forward for a maximum of twelve months distribution expenses covered by the Plan for which CAPCO has not yet received reimbursement. For the year ended October 31, 2001, the Fund incurred $175,980 in 12b-1 fees. Of this amount approximately 3.70% was paid to Service Organizations other than CAPCO.

         Certain officers and directors of the Fund who are also officers and directors of the Adviser, the Distributor or CFS, received no compensation from the Fund. For the year ended October 31, 2001, directors of the Fund who are not "interested persons" received directors' fees of $12,582.

                                                      CAPSTONE GROWTH FUND, INC.

================================================================================
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2001 - continued
================================================================================

NOTE 3 - CAPITAL STOCK

         At October 31, 2001 there were 4,870,550 shares outstanding. Transactions in capital stock were as follows:


                                                                YEAR ENDED                                  YEAR ENDED
                                                             OCTOBER 31, 2001                            OCTOBER 31, 2000
                                                     ---------------------------------         ---------------------------------
                                                        SHARES               AMOUNT              SHARES                AMOUNT
                                                     ------------         ------------         ------------         ------------
Shares sold ....................................          391,750         $  5,537,709              329,813         $  6,088,255
Shares issued to shareholders in
  reinvestment of distributions ................          444,110            6,657,206              291,464            5,118,145
                                                     ------------         ------------         ------------         ------------

                                                          835,860           12,194,915              621,277           11,206,400
Shares redeemed ................................         (635,012)          (8,903,849)            (623,883)         (11,448,609)
                                                     ------------         ------------         ------------         ------------
Net increase (decrease) ........................          200,848         $  3,291,066               (2,606)        $   (242,209)
                                                     ============         ============         ============         ============


NOTE 4 - PURCHASES AND SALES OF SECURITIES

         Purchases and sales of securities other than U.S. Government securities and short-term investments aggregated $40,529,877 and $45,086,958 respectively. At October 31, 2001 the cost of investments for Federal income tax purposes was $54,411,819. Accumulated net unrealized appreciation on investments was $4,318,388 consisting of $9,994,438 gross unrealized appreciation and $5,676,050 gross unrealized depreciation.

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

         On December 12, 2001, an ordinary income distribution of $.01 per share was declared. The dividend was paid on December 12, 2001, to shareholders of record on December 11, 2001.

                                                      CAPSTONE GROWTH FUND, INC.



               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF CAPSTONE GROWTH FUND, INC.

We have audited the accompanying statement of assets and liabilities of Capstone Growth Fund, Inc., including the schedule of investments, as of October 31, 2001, the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capstone Growth Fund, Inc. as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.


                                                BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
November 29, 2001

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                           CAPSTONE GROWTH FUND, INC.
                          5847 SAN FELIPE, SUITE 4100
                              HOUSTON, TEXAS 77057
                                 1-800-262-6631

                         ANNUAL REPORT TO SHAREHOLDERS
                                OCTOBER 31, 2001

--------------------------------------------------------------------------------

       DIRECTORS                                   OFFICERS
       ---------                                   --------

       Edward L. Jaroski                           Dan E. Watson
                                                       President
       James F. Leary
                                                   Edward L. Jaroski
       John R. Parker                                  Executive Vice President

       Bernard J. Vaughan                          Linda G. Giuffre
                                                       Secretary/Treasurer

--------------------------------------------------------------------------------

       INVESTMENT ADVISER & ADMINISTRATOR          TRANSFER AGENT
       ----------------------------------          --------------

       Capstone Asset Management Company           Declaration Service Company
       5847 San Felipe                             555 North Lane
       Suite 4100                                  Suite 6160
       Houston, TX 77057                           Conshohocken, PA 19420
                                                   1-800-845-2340

       DISTRIBUTOR                                 CUSTODIAN
       -----------                                 ---------

       Capstone Asset Planning Company             Fifth Third Bank
       5847 San Felipe, Suite 4100                 Fifth Third Center
       Houston, TX 77057                           38 Fountain Square Plaza
       1-800-262-6631                              Cincinnati, OH 45263

                              AUDITORS
                              --------

                              Briggs, Bunting & Dougherty, LLP
                              Two Penn Center Plaza, Suite 820
                              Philadelphia, PA 19102-1732

      [LOGO] THE CAPSTONE GROUP
           OF MUTUAL FUNDS
=======================================

=======================================
EQUITY
  CAPSTONE GROWTH FUND, INC.
  CSF LARGE CAP EQUITY INDEX FUND*
  SERV LARGE CAP EQUITY FUND**
  SERV SMALL CAP EQUITY FUND**
=======================================

=======================================
FIXED INCOME
  CSF BOND INDEX FUND*
  SERV BOND FUND**
  SERV SHORT-TERM BOND FUND**
=======================================

=======================================
INTERNATIONAL/GLOBAL
  SERV INTERNATIONAL FUND**
=======================================

=======================================
MONEY MARKET
  SERV MONEY MARKET FUND**
=======================================


 *Series of the Christian Stewardship Funds
**Series of the Capstone Social Ethics and Religious Values Fund

For more complete information about the Capstone Funds, including charges and expenses, contact the Distributor at the address below to receive additional prospectuses.
Please read it carefully before you invest or send money.

This publication must be accompanied or preceded by a current prospectus for Capstone Growth Fund, Inc.

           CAPSTONE ASSET PLANNING COMPANY
             5847 SAN FELIPE, SUITE 4100
                 HOUSTON, TEXAS 77057
                    1-800-262-6631